Ingersoll Rand Reports Record Second-Quarter 2018 Results

Highlights (versus prior year, unless otherwise noted):

●	Q2 continuing EPS of $1.82, up 35 percent; adjusted continuing EPS* of $1.85, up 24 percent

●	Bookings growth up 18 percent; organic bookings* up 15 percent with growth in both Climate and Industrial

●	Revenues up 11 percent, organic revenues* up 9 percent with continued strength in both Climate and Industrial

●	Operating margin expands 40 bps and adjusted operating margin* grows 50 bps

●	Company significantly raises full-year 2018 guidance

*This news release contains non-GAAP financial measures. Definitions of the non-GAAP financial measures can be found in the footnotes of this news release. See attached tables for additional details and reconciliations.

Swords, Ireland, July 25, 2018 - Ingersoll-Rand plc (NYSE:IR), a world leader in creating comfortable, sustainable and efficient environments, today reported diluted earnings per share (EPS) from continuing operations of $1.82 for the second quarter of 2018. Excluding restructuring costs of ($7.1M) and tax reform provisional adjustments, adjusted continuing EPS was $1.85.

Second-Quarter 2018 Results

Financial Comparisons - Second-Quarter Continuing Operations

$, millions except EPS	Q2 2018	Q2 2017	Y-O-Y Change	Organic Y-O-Y Change
Bookings	$4,549	$3,850	18%	15%
Net Revenues	$4,358	$3,908	11%	9%
Operating Income	$640	$558	15%
Operating Margin	14.7%	14.3%	0.4 PPts
Adjusted Operating Income*	$647	$563	15%
Adjusted Operating Margin	14.9%	14.4%	0.5 PPts
Continuing EPS	$1.82	$1.35	35%
Adjusted Continuing EPS	$1.85	$1.49	24%
Restructuring Cost	($7.1)	($5.5)	($1.6)

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"Our global business strategy is at the nexus of environmental sustainability and impact,” said Michael W. Lamach, chairman and chief executive officer. “The world is continuing to urbanize while becoming warmer and more resource constrained as time passes. Our portfolio is well-positioned to meet the needs associated with these trends and provides a platform to grow consistently at a rate above the global economic average. Our strategy is coupled with an operating system that delivers strong revenue, earnings and cash flow for our shareholders over the long term. Our second-quarter results of 18 percent bookings growth, 11 percent revenue growth and 24 percent adjusted continuing earnings per share growth demonstrate the strength and effectiveness of this combination."

Highlights from the Second Quarter of 2018 (all comparisons against the second quarter of 2017 unless otherwise noted)

•	Bookings up 18 percent, strong organic bookings growth of 15 percent with growth across all businesses.

•	Enterprise revenue up 11 percent, organic revenue up 9 percent with growth in virtually all products and geographies and continued strong growth in services and parts.

•	Enterprise reported revenue growth included approximately 1 percentage point of growth from foreign exchange and approximately 1 percentage point from acquisitions.

•	Enterprise equipment revenue grew 11 percent and services and parts revenues grew 12 percent.

•
Operating margin improved 40 basis points; adjusted operating margin up 50 basis points driven by strong volume, positive price and productivity partially offset by material inflation, tariffs and freight inflation.

•	Q2 adjusted effective tax rate* of 21.3 percent consistent with expectations for full-year estimated adjusted effective tax rate of 21 percent to 22 percent.

Second-Quarter Business Review (all comparisons against the second quarter of 2017 unless otherwise noted)
Climate Segment: delivers energy-efficient products and innovative energy services. The segment includes Trane® and American Standard® Heating & Air Conditioning which provide heating, ventilation and air conditioning (HVAC) systems, and commercial and residential building services, parts, support and controls; energy services and building automation through Trane Building Advantage™ and Nexia™; and Thermo King® transport temperature control solutions.

$, millions	Q2 2018	Q2 2017	Y-O-Y Change	Organic Y-O-Y Change
Bookings	$3,729	$3,118	20%	17%
Net Revenues	$3,494	$3,144	11%	9%
Operating Income	$582.7	$527.1	11%
Operating Margin	16.7%	16.8%	(0.1) PPts
Adjusted Operating Income	$586.9	$528.9	11%
Adjusted Operating Margin	16.8%	16.8%	flat

•	Bookings up 20 percent, organic bookings up 17 percent. Revenue up 11 percent, organic revenue up 9 percent.

•	Broad-based revenue growth in all businesses and regions, and services.

•	Climate reported revenue growth included approximately 1 percentage point of growth from foreign exchange and approximately 1 percentage point from acquisitions.

•	Climate equipment revenue grew 11 percent and services and parts revenues grew 12 percent.

•	Operating margin positively impacted by good price realization, strong volume and productivity; offset by inflationary headwinds and planned restructuring actions; adjusted operating margins flat.

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Industrial Segment: delivers products and services that enhance energy efficiency, productivity and operations. The segment includes compressed air and gas systems and services, power tools, material handling systems, ARO® fluid management equipment, as well as Club Car® golf, utility and consumer low-speed vehicles.

$, millions	Q2 2018	Q2 2017	Y-O-Y Change	Organic Y-O-Y Change
Bookings	$821	$733	12%	8%
Net Revenues	$864	$765	13%	9%
Operating Income	$121.2	$92.2	31%
Operating Margin	14.0%	12.1%	1.9 PPts
Adjusted Operating Income	$122.7	$95.6	28%
Adjusted Operating Margin	14.2%	12.5%	1.7 PPts

•	Bookings up 12 percent and organic bookings up 8 percent. Revenue up 13 percent with organic revenue up 9 percent.

•	Strong revenue growth in all products and services.

•	Industrial reported revenue growth included approximately 3 percentage points of growth from foreign exchange and approximately 1 percentage point from acquisitions.

•	Industrial equipment revenue grew 14 percent and services and parts revenues grew 11 percent.

•	Operating margin improved 190 basis points; adjusted operating margin up 170 basis points driven by strong revenue growth, pricing and productivity actions more than offsetting inflation headwinds.

Balance Sheet and Cash Flow

$, millions	Q2 2018	Q2 2017	Y-O-Y Change
Cash From Continuing Operating Activities Y-T-D	$415	$422	($7)
Free Cash Flow Y-T-D*	$272	$357	($85)
Working Capital/Revenue*	5.5%	5.1%	40 bps increase
Cash Balance 30 June	$970	$1,310	($340)
Debt Balance 30 June	$4,339	$4,066	$273

•	Second-quarter cash flow from continuing operating activities was $460 million, consistent with the company’s expectations and normal business seasonality.

•	Working capital funded Q2 revenue growth; working capital / revenue on track for full-year 2018 cash flow targets.

Capital Deployment

•	Continued execution of a balanced dynamic capital allocation strategy.

•	Increased the quarterly dividend 18 percent to $0.53 per share; $2.12 per share annualized.

•	Repurchased $500 million or 5.6 million shares year to date through June 30; $250 million or 2.8 million shares repurchased in the second quarter.

•	Acquisition pipeline remains active; Trane / Mitsubishi Electric joint venture launched in Q2 2018.

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Company Raises Full-Year 2018 Revenue, EPS and Cash Flow Guidance

Targets	Prior FY Guidance	Updated FY Guidance
Y-O-Y change in revenue
Reported	5.0% to 5.5%	9.0% to 10.0%
Organic	3.0% to 3.5%	7.0% to 8.0%
EPS continuing	$4.80 to $5.00	~$5.25
Restructuring - (add back)	$(0.20)	$(0.20)
Debt redemption / other items - (add back)	—	$(0.05)
EPS continuing - adjusted	$5.00 to $5.20	~$5.50
Share count - millions	~250	~250
Free cash flow	$1.2B to $1.3B	~$1.375B
Tax rate	21% to 22%	21% to 22%

This news release includes “forward-looking statements,” which are statements that are not historical facts, including statements that relate to the mix of and demand for our products; performance of the markets in which we operate; our share repurchase program including the amount of shares to be repurchased and timing of such repurchases; our capital allocation strategy including projected acquisitions; our projected 2018 full-year financial performance and targets including assumptions regarding our effective tax rate and other factors described in our guidance. These forward-looking statements are based on our current expectations and are subject to risks and uncertainties, which may cause actual results to differ materially from our current expectations. Such factors include, but are not limited to, global economic conditions, the outcome of any litigation, demand for our products and services, and tax law changes. Additional factors that could cause such differences can be found in our Form 10-K for the year ended December 31, 2017, as well as our subsequent reports on Form 10-Q and other SEC filings. We assume no obligation to update these forward-looking statements.

This news release also includes non-GAAP financial information which should be considered supplemental to, not a substitute for, or superior to, the financial measure calculated in accordance with GAAP. The definitions of our non-GAAP financial information and reconciliation to GAAP is attached to this news release.

All amounts reported within the earnings release above related to net earnings (loss), earnings (loss) from continuing operations, earnings (loss) from discontinued operations, and per share amounts are attributed to Ingersoll Rand’s ordinary shareholders.

Ingersoll Rand (NYSE:IR) advances the quality of life by creating comfortable, sustainable and efficient environments. Our people and our family of brands - including Club Car®, Ingersoll Rand®, Thermo King® and Trane® - work together to enhance the quality and comfort of air in homes and buildings; transport and protect food and perishables; and increase industrial productivity and efficiency. We are a $14 billion global business committed to a world of sustainable progress and enduring results. For more information, visit ingersollrand.com.
# # #
7/25/18

(See Accompanying Tables)

•	Table 1: Condensed Consolidated Income Statement

•	Table 2: Business Review

•	Tables 3 - 5: Reconciliation of GAAP to Non-GAAP

•	Table 6: Condensed Consolidated Balance Sheets

•	Table 7: Condensed Consolidated Statement of Cash Flows

•	Table 8: Balance Sheet Metrics and Free Cash Flow

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Contacts:
Media:	Investors:
Perri Richman	Zac Nagle
732-319-1024, prichman@irco.com	704-990-3001, InvestorRelations@irco.com

*Q2 Non-GAAP measures definitions

Organic revenue is defined as GAAP net revenues adjusted for the impact of currency and acquisitions. Organic bookings is defined as reported orders closed/completed in the current period adjusted for the impact of currency and acquisitions.

•
Currency impacts on net revenues and bookings are measured by applying the prior year’s foreign currency exchange rates to the current period’s net revenues and bookings reported in local currency. This measure allows for a direct comparison of operating results excluding the year-over-year impact of foreign currency translation.

Adjusted operating income is defined as GAAP operating income plus restructuring costs in 2018 and 2017. Please refer to the reconciliation of GAAP to non-GAAP measures on tables 3 and 4 of the news release.

Adjusted operating margin is defined as the ratio of adjusted operating income divided by net revenues.

Adjusted continuing EPS in 2018 is defined as GAAP continuing EPS plus restructuring costs, net of tax impacts and tax reform provisional adjustments. Adjusted continuing EPS in 2017 is defined as GAAP continuing EPS plus restructuring costs, net of tax impacts plus a discrete non-cash tax adjustment in Latin America. Please refer to the reconciliation of GAAP to non-GAAP measures on tables 3 and 4 of the news release.

Free cash flow in 2018 and 2017 is defined as net cash provided by (used in) continuing operating activities, less capital expenditures, plus cash payments for restructuring. In 2018, the Company updated its definition of free cash flow to exclude the impacts of discontinued operations. As a result, free cash flow amounts in 2017 have been restated to conform with the current year definition. Please refer to the free cash flow reconciliation on table 8 of the news release.

Working capital measures a firm’s operating liquidity position and its overall effectiveness in managing the enterprises’ current accounts.

•
Working capital is calculated by adding net accounts and notes receivables and inventories and subtracting total current liabilities that exclude short term debt, dividend payables and income tax payables.

•
Working capital as a percent of revenue is calculated by dividing the working capital balance (e.g. as of June 30) by the annualized revenue for the period (e.g. reported revenues for the three months ended June 30 multiplied by 4 to annualize for a full year).

Adjusted effective tax rate for 2018 is defined as the ratio of income tax expense, plus or minus the tax effect of adjustments for restructuring costs and tax reform provisional adjustments, divided by earnings from continuing operations before income taxes plus restructuring costs. Adjusted effective tax rate for 2017 is defined as the ratio of income tax expense, plus or minus the tax effect of adjustments for restructuring costs and a discrete non-cash tax adjustment in Latin America, divided by earnings from continuing operations before income taxes plus restructuring costs. This measure allows for a direct comparison of the effective tax rate between periods.

Adjusted OI + D&A is defined as adjusted operating income plus depreciation and amortization expense.

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Table 1

INGERSOLL-RAND PLC
Condensed Consolidated Income Statement
(In millions, except per share amounts)

UNAUDITED

	For the quarter		For the six months
	ended June 30,		ended June 30,
	2018	2017	2018	2017
Net revenues	$4,357.7	$3,908.4	$7,742.2	$6,909.0
Cost of goods sold	(2,964.1)	(2,653.1)	(5,384.3)	(4,779.2)
Selling and administrative expenses	(753.3)	(697.7)	(1,474.2)	(1,357.2)
Operating income	640.3	557.6	883.7	772.6
Interest expense	(50.3)	(54.1)	(123.2)	(108.1)
Other income/(expense), net	(3.5)	(11.5)	(7.5)	(16.2)
Earnings before income taxes	586.5	492.0	753.0	648.3
Provision for income taxes	(128.0)	(138.1)	(161.0)	(166.8)
Earnings from continuing operations	458.5	353.9	592.0	481.5
Discontinued operations, net of tax	(5.9)	8.3	(15.3)	1.8
Net earnings	452.6	362.2	576.7	483.3
Less: Net earnings attributable to noncontrolling interests	(4.5)	(3.6)	(8.2)	(7.6)
Net earnings attributable to Ingersoll-Rand plc	$448.1	$358.6	$568.5	$475.7

Amounts attributable to Ingersoll-Rand plc
ordinary shareholders:
Continuing operations	$454.0	$350.3	$583.8	$473.9
Discontinued operations	(5.9)	8.3	(15.3)	1.8
Net earnings	$448.1	$358.6	$568.5	$475.7

Diluted earnings (loss) per share attributable to
Ingersoll-Rand plc ordinary shareholders:
Continuing operations	$1.82	$1.35	$2.32	$1.82
Discontinued operations	(0.03)	0.03	(0.06)	—
Net earnings	$1.79	$1.38	$2.26	$1.82

Weighted-average number of common shares outstanding:
Diluted	250.1	259.7	251.6	261.1

SEE ATTACHED RELEASE FOR ADDITIONAL INFORMATION

Table 2

INGERSOLL-RAND PLC
Business Review
(In millions, except percentages)

UNAUDITED

	For the quarter		For the six months
	ended June 30,		ended June 30,
	2018	2017	2018	2017
Climate
Net revenues	$3,493.8	$3,143.8	$6,103.6	$5,467.9
Segment operating income *	582.7	527.1	843.1	744.4
and as a % of Net revenues	16.7%	16.8%	13.8%	13.6%

Industrial
Net revenues	863.9	764.6	1,638.6	1,441.1
Segment operating income *	121.2	92.2	181.1	158.0
and as a % of Net revenues	14.0%	12.1%	11.1%	11.0%

Unallocated corporate expense	(63.6)	(61.7)	(140.5)	(129.8)

Total
Net revenues	$4,357.7	$3,908.4	$7,742.2	$6,909.0
Consolidated operating income	$640.3	$557.6	$883.7	$772.6
and as a % of Net revenues	14.7%	14.3%	11.4%	11.2%

* Segment operating income is the measure of profit and loss that the Company uses to evaluate the financial performance of the business and as the basis for performance reviews, compensation and resource allocation. For these reasons, the Company believes that Segment operating income represents the most relevant measure of segment profit and loss.

SEE ATTACHED RELEASE FOR ADDITIONAL INFORMATION

Table 3

INGERSOLL-RAND PLC
Reconciliation of GAAP to non-GAAP
(In millions, except per share amounts)
UNAUDITED

		For the quarter ended June 30, 2018				For the six months ended June 30, 2018
		As			As	As			As
		Reported	Adjustments		Adjusted	Reported	Adjustments		Adjusted
	Net revenues	$4,357.7	$—		$4,357.7	$7,742.2	$—		$7,742.2

	Operating income	640.3	7.1	(a)	647.4	883.7	51.5	(a)	935.2
	Operating margin	14.7%			14.9%	11.4%			12.1%

	Earnings from continuing operations before income taxes	586.5	7.1	(a,b)	593.6	753.0	68.1	(a,b)	821.1
	Provision for income taxes	(128.0)	1.4	(c,d)	(126.6)	(161.0)	(12.0)	(c,d)	(173.0)
	Tax rate	21.8%			21.3%	21.4%			21.1%
	Earnings from continuing operations attributable to Ingersoll-Rand plc	$454.0	$8.5	(e)	$462.5	$583.8	$56.1	(e)	$639.9

	Diluted earnings per common share
	Continuing operations	$1.82	$0.03		$1.85	$2.32	$0.22		$2.54

	Weighted-average number of common shares outstanding:
	Diluted	250.1	—		250.1	251.6	—		251.6

	Detail of Adjustments:
(a)	Restructuring costs		$7.1				$51.5
(b)	Debt redemption premium and related charges		—				16.6
(c)	Tax impact of adjustments (a,b)		(0.2)				(13.6)
(d)	Tax impact for provisional adjustments derived from Tax Reform		1.6				1.6
(e)	Impact of adjustments on earnings from continuing operations attributable to Ingersoll-Rand plc		$8.5				$56.1

The Company reports its financial results in accordance with generally accepted accounting principles in the United States (GAAP). This supplemental schedule provides non-GAAP financial information and a quantitative reconciliation of the difference between the non-GAAP financial measures and the financial measures calculated and reported in accordance with GAAP.

The non-GAAP financial measures should be considered supplemental to, not a substitute for or superior to, financial measures calculated in accordance with GAAP. They have limitations in that they do not reflect all of the costs associated with the operations of our businesses as determined in accordance with GAAP. In addition, these measures may not be comparable to non-GAAP financial measures reported by other companies.

We believe the non-GAAP financial information provides important supplemental information to both management and investors regarding financial and business trends used in assessing our financial condition and results of operations.

The non-GAAP financial measures associated with operating income and margin, tax rate and EPS assist investors with analyzing our business segment results as well as with predicting future performance. In addition, these non-GAAP financial measures are also reviewed by management in order to evaluate the financial performance of each segment. They are the basis for performance reviews, compensation and resource allocation. We believe that the presentation of these non-GAAP financial measures will permit investors to assess the performance of the Company on the same basis as management.

As a result, one should not consider these measures in isolation or as a substitute for our results reported under GAAP. We compensate for these limitations by analyzing results on a GAAP basis as well as a non-GAAP basis, prominently disclosing GAAP results and providing reconciliations from GAAP results to non-GAAP results.

SEE ATTACHED RELEASE FOR ADDITIONAL INFORMATION

Table 4

INGERSOLL-RAND PLC
Reconciliation of GAAP to non-GAAP
(In millions, except per share amounts)
UNAUDITED

		For the quarter ended June 30, 2017				For the six months ended June 30, 2017
		As			As	As			As
		Reported	Adjustments		Adjusted	Reported	Adjustments		Adjusted
	Net revenues	$3,908.4	$—		$3,908.4	$6,909.0	$—		$6,909.0

	Operating income	557.6	5.5	(a)	563.1	772.6	38.2	(a)	810.8
	Operating margin	14.3%			14.4%	11.2%			11.7%

	Earnings from continuing operations before income taxes	492.0	5.5	(a)	497.5	648.3	38.2	(a)	686.5
	Provision for income taxes	(138.1)	30.2	(b,c)	(107.9)	(166.8)	22.3	(b,c)	(144.5)
	Tax rate	28.1%			21.7%	25.7%			21.0%
	Earnings from continuing operations attributable to Ingersoll-Rand plc	$350.3	$35.7	(d)	$386.0	$473.9	$60.5	(d)	$534.4

	Diluted earnings per common share
	Continuing operations	$1.35	$0.14		$1.49	$1.82	$0.23		$2.05

	Weighted-average number of common shares outstanding:
	Diluted	259.7	—		259.7	261.1	—		261.1

	Detail of Adjustments:
(a)	Restructuring costs		$5.5				$38.2
(b)	Tax impact of adjustment (a)		(3.1)				(11.0)
(c)	Latin America discrete non-cash tax adjustment		33.3				33.3
(d)	Impact of adjustments on earnings from continuing operations attributable to Ingersoll-Rand plc		$35.7				$60.5

The Company reports its financial results in accordance with generally accepted accounting principles in the United States (GAAP). This supplemental schedule provides non-GAAP financial information and a quantitative reconciliation of the difference between the non-GAAP financial measures and the financial measures calculated and reported in accordance with GAAP.

The non-GAAP financial measures should be considered supplemental to, not a substitute for or superior to, financial measures calculated in accordance with GAAP. They have limitations in that they do not reflect all of the costs associated with the operations of our businesses as determined in accordance with GAAP. In addition, these measures may not be comparable to non-GAAP financial measures reported by other companies.

We believe the non-GAAP financial information provides important supplemental information to both management and investors regarding financial and business trends used in assessing our financial condition and results of operations.

The non-GAAP financial measures associated with operating income and margin, tax rate and EPS assist investors with analyzing our business segment results as well as with predicting future performance. In addition, these non-GAAP financial measures are also reviewed by management in order to evaluate the financial performance of each segment. They are the basis for performance reviews, compensation and resource allocation. We believe that the presentation of these non-GAAP financial measures will permit investors to assess the performance of the Company on the same basis as management.

As a result, one should not consider these measures in isolation or as a substitute for our results reported under GAAP. We compensate for these limitations by analyzing results on a GAAP basis as well as a non-GAAP basis, prominently disclosing GAAP results and providing reconciliations from GAAP results to non-GAAP results.

SEE ATTACHED RELEASE FOR ADDITIONAL INFORMATION

Table 5

INGERSOLL-RAND PLC
Reconciliation of GAAP to non-GAAP
(In millions)
UNAUDITED

	For the quarter ended June 30, 2018		For the quarter ended June 30, 2017
	As Reported	Margin	As Reported	Margin
Climate
Net revenues	$3,493.8		$3,143.8

Segment operating income	$582.7	16.7%	$527.1	16.8%
Restructuring	4.2	0.1%	1.8	0.0%
Adjusted operating income	586.9	16.8%	528.9	16.8%
Depreciation and amortization	63.2	1.8%	61.9	2.0%
Adjusted OI plus D&A *	$650.1	18.6%	$590.8	18.8%

Industrial
Net revenues	$863.9		$764.6

Segment operating income	$121.2	14.0%	$92.2	12.1%
Restructuring	1.5	0.2%	3.4	0.4%
Adjusted operating income	122.7	14.2%	95.6	12.5%
Depreciation and amortization	20.3	2.4%	18.6	2.4%
Adjusted OI plus D&A	$143.0	16.6%	$114.2	14.9%

Corporate
Unallocated corporate expense	$(63.6)		$(61.7)
Restructuring	1.4		0.3
Adjusted corporate expense	(62.2)		(61.4)
Depreciation and amortization	10.9		6.9
Adjusted corporate expense plus D&A	$(51.3)		$(54.5)

Total Company
Net revenues	$4,357.7		$3,908.4

Operating income	$640.3	14.7%	$557.6	14.3%
Restructuring	7.1	0.2%	5.5	0.1%
Adjusted operating income	647.4	14.9%	563.1	14.4%
Depreciation and amortization	94.4	2.1%	87.4	2.2%
Adjusted OI plus D&A	$741.8	17.0%	$650.5	16.6%

The Company reports its financial results in accordance with generally accepted accounting principles in the United States (GAAP). This supplemental schedule provides non-GAAP financial information and a quantitative reconciliation of the difference between the non-GAAP financial measures and the financial measures calculated and reported in accordance with GAAP.

The non-GAAP financial measures should be considered supplemental to, not a substitute for or superior to, financial measures calculated in accordance with GAAP. They have limitations in that they do not reflect all of the costs associated with the operations of our businesses as determined in accordance with GAAP. In addition, these measures may not be comparable to non-GAAP financial measures reported by other companies.

We believe the non-GAAP financial information provides important supplemental information to both management and investors regarding financial and business trends used in assessing our financial condition and results of operations.

The non-GAAP financial measures of adjusted operating income, plus depreciation and amortization, adjusted corporate expense, plus depreciation and amortization, and related margins assist investors with analyzing our business segment results as well as with predicting future performance. In addition, these non-GAAP financial measures are also reviewed by management in order to evaluate the financial performance of each segment. They are the basis for performance reviews, compensation and resource allocation. We believe that the presentation of these non-GAAP financial measures will permit investors to assess the performance of the Company on the same basis as management.

As a result, one should not consider these measures in isolation or as a substitute for our results reported under GAAP. We compensate for these limitations by analyzing results on a GAAP basis as well as a non-GAAP basis, prominently disclosing GAAP results and providing reconciliations from GAAP results to non-GAAP results.

SEE ATTACHED RELEASE FOR ADDITIONAL INFORMATION

Table 6

INGERSOLL-RAND PLC
Condensed Consolidated Balance Sheets
(In millions)

	June 30,	December 31,
	2018	2017
ASSETS	UNAUDITED
Cash and cash equivalents	$969.5	$1,549.4
Accounts and notes receivable, net	2,946.9	2,477.4
Inventories, net	1,733.3	1,555.4
Other current assets	512.0	536.9
Total current assets	6,161.7	6,119.1
Property, plant and equipment, net	1,646.8	1,551.3
Goodwill	6,001.1	5,935.7
Intangible assets, net	3,704.9	3,742.9
Other noncurrent assets	863.4	824.3
Total assets	$18,377.9	$18,173.3

LIABILITIES AND EQUITY
Accounts payable	$1,832.1	$1,556.1
Accrued expenses and other current liabilities	2,321.0	2,164.9
Short-term borrowings and current maturities of long-term debt	599.6	1,107.0
Total current liabilities	4,752.7	4,828.0
Long-term debt	3,738.9	2,957.0
Other noncurrent liabilities	3,062.6	3,181.4
Shareholders' equity	6,823.7	7,206.9
Total liabilities and equity	$18,377.9	$18,173.3

SEE ATTACHED RELEASE FOR ADDITIONAL INFORMATION

Table 7

INGERSOLL-RAND PLC
Condensed Consolidated Statement of Cash Flows
(In millions)

UNAUDITED

	For six months
	ended June 30,
	2018	2017
Operating Activities
Earnings from continuing operations	$592.0	$481.5
Depreciation and amortization	187.8	174.1
Changes in assets and liabilities and other non-cash items	(365.3)	(233.3)
Net cash provided by (used in) continuing operating activities	414.5	422.3
Net cash provided by (used in) discontinued operating activities	(36.8)	(16.8)
Net cash provided by (used in) operating activities	377.7	405.5

Investing Activities
Capital expenditures	(163.4)	(79.5)
Acquisition of businesses, equity method investments and other, net	(281.5)	(39.4)
Net cash provided by (used in) investing activities	(444.9)	(118.9)

Financing Activities
Short-term borrowings, net	242.6	—
Long-term borrowings, net	24.1	(7.6)
Dividends paid to ordinary shareholders	(221.8)	(204.8)
Repurchase of ordinary shares	(500.1)	(575.2)
Other financing activities, net	(36.2)	20.7
Net cash provided by (used in) financing activities	(491.4)	(766.9)

Effect of exchange rate changes on cash and cash equivalents	(21.3)	75.7
Net increase (decrease) in cash and cash equivalents	(579.9)	(404.6)
Cash and cash equivalents - beginning of period	1,549.4	1,714.7
Cash and cash equivalents - end of period	$969.5	$1,310.1

SEE ATTACHED RELEASE FOR ADDITIONAL INFORMATION

Table 8

INGERSOLL-RAND PLC
Balance Sheet Metrics and Free Cash Flow
($ in millions)
UNAUDITED

	June 30,	June 30,	December 31,
	2018	2017	2017
Net Receivables	$2,947	$2,597	$2,477
Days Sales Outstanding	61.7	60.6	62.5

Net Inventory	$1,733	$1,605	$1,555
Inventory Turns	6.8	6.6	6.5

Accounts Payable	$1,832	$1,599	$1,556
Days Payable Outstanding	56.4	55.0	55.8

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	Forecast (a)
	For the year ending	Six months ended	Six months ended
	December 31, 2018	June 30, 2018	June 30, 2017
Cash flow provided by (used in) continuing operating activities	~ $1,670	$414.5	$422.3
Capital expenditures	(300) - (400)	(163.4)	(79.5)
Cash payments for restructuring	~ 55	21.0	14.3
Free cash flow *	~ $1,375	$272.1	$357.1

(a) Amounts are approximate.

The Company reports its financial results in accordance with generally accepted accounting principles in the United States (GAAP). This supplemental schedule provides non-GAAP financial information and a quantitative reconciliation of the difference between the non-GAAP financial measure and the financial measure calculated and reported in accordance with GAAP.

The non-GAAP financial measure should be considered supplemental to, not a substitute for or superior to, the financial measure calculated in accordance with GAAP. It has limitations in that it does not reflect all of the costs associated with the operations of our businesses as determined in accordance with GAAP. In addition, this measure may not be comparable to non-GAAP financial measures reported by other companies.

We believe the non-GAAP financial information provides important supplemental information to both management and investors regarding financial and business trends used in assessing our financial condition and cash flow.

The non-GAAP financial measure of free cash flow assists investors with analyzing our business results as well as with predicting future performance. In addition, this non-GAAP financial measure is reviewed by management in order to evaluate the financial performance of each segment as well as the Company as a whole. It is the basis for performance reviews, compensation and resource allocation. We believe that the presentation of this non-GAAP financial measure will permit investors to assess the performance of the Company on the same basis as management.

As a result, one should not consider this measure in isolation or as a substitute for our results reported under GAAP. We compensate for these limitations by analyzing results on a GAAP basis as well as a non-GAAP basis, prominently disclosing GAAP results and providing reconciliations from GAAP results to non-GAAP results.

SEE ATTACHED RELEASE FOR ADDITIONAL INFORMATION